UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 5, 2025

Mural Oncology plc

(Exact name of Registrant as Specified in Its Charter)

Ireland	001-41837	98-1748617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Earlsfort Terrace Dublin 2, D02 T380, Ireland	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: +353- 1-905-8020

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01	MURA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously reported in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 20, 2025, Mural Oncology plc (the “Company”) entered into a Transaction Agreement (the “Transaction Agreement”) with XOMA Royalty Corporation, a Nevada corporation (“XOMA Royalty”), and XRA 5 Corp., a Delaware corporation and wholly-owned subsidiary of XOMA Royalty (“Sub”), pursuant to which Sub agreed to acquire the entire issued and to be issued share capital of the Company (the “Acquisition”) pursuant to an Irish High Court (the “High Court”) sanctioned scheme of arrangement under Chapter 1 of Part 9 of the Companies Act 2014 of Ireland (the “Scheme”).

As previously reported in the Current Report on Form 8-K filed with the SEC on October 24, 2025, the Company held a special meeting of shareholders pursuant to section 450(1) of the Irish Companies Act 2014 (the “Scheme Meeting”) and an extraordinary general meeting of shareholders (the “EGM”), where Proposal 1 at the Scheme Meeting and Proposals 1 and 2 at the EGM were each approved in order to enable implementation of the Scheme.

The Acquisition was conditioned on, among other things, the delivery of the Court Order (as defined in the Transaction Agreement) to the Registrar of Companies in Dublin, Ireland (the “Registrar”). On December 3, 2025, the High Court sanctioned the Scheme, and on December 5, 2025, the Court Order was delivered to the Registrar, at which time the Scheme became effective (the “Effective Time”).

At the Effective Time, Sub acquired all of the outstanding ordinary shares, nominal value $0.01 per share, of the Company (the “Ordinary Shares,” and such acquired Ordinary Shares, collectively, the “Mural Shares”) and each holder of Mural Shares outstanding as of 11:59 p.m. Irish local time on December 4, 2025, the business day prior to the occurrence of the Effective Time, obtained the right to receive $2.035 in cash (the “Scheme Consideration”) in exchange for each Mural Share held. In addition, each option to purchase Ordinary Shares of the Company that was outstanding as of immediately prior to the Effective Time (whether or not vested) was automatically cancelled and converted into the right to receive an amount equal to the Scheme Consideration for each Ordinary Share underlying the option minus the exercise price per share for such option. Any option that had an exercise price per share that was equal to or greater than the Scheme Consideration was cancelled and ceased to be outstanding as of the Effective Time, and no Scheme Consideration was delivered in exchange for such options. Additionally, each Mural restricted stock unit that was outstanding as of immediately prior to the Effective Time (whether or not vested) was automatically cancelled as of the Effective Time and converted into the right to receive an amount equal to the Scheme Consideration.

The foregoing description of the Transaction Agreement is not complete and is qualified in its entirety by reference to the Transaction Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 20, 2025, and which is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note and Item 3.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.01.

In connection with the completion of the Acquisition, on December 4, 2025, the Company (i) notified The Nasdaq Global Market (“Nasdaq”) of the sanctioning of the Scheme by the High Court and the proposed effectiveness of the Scheme on December 5, 2025 and (ii) requested that Nasdaq (A) suspend trading of the Company’s Ordinary Shares effective before the opening of trading on December 5, 2025 and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Company’s Ordinary Shares under Section

12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Company’s Ordinary Shares will no longer be listed on Nasdaq. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

At the Effective Time, each holder of Ordinary Shares of the Company outstanding immediately prior to the Effective Time ceased to have any rights as a shareholder of the Company other than the right to receive the Scheme Consideration.

The information set forth under the Introductory Note and Items 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Acquisition, there was a change in control of the Company, and XOMA Royalty, as the direct parent of Sub, acquired control of the Company. XOMA Royalty funded the Acquisition with cash on hand.

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note is incorporated by reference into this Item 5.02.

Pursuant to the Transaction Agreement, as of the Effective Time, (i) each of Francis Cuss, George Golumbeski, Benjamin Hickey, Scott Jackson and Sachiyo Minegishi resigned and ceased to be a director of the Company and (ii) each of Owen Hughes and Bradley Sitko were appointed as a director of the Company. These resignations were tendered in connection with the Acquisition and not as a result of any disagreements between the Company and the resigning individuals on any matters related to the Company’s operations, policies or practices.

Additionally, as of the Effective Time, Caroline Loew resigned as a director and was terminated as an officer of, and each of Adam Cutler and Vicki Goodman were terminated as officers of, the Company. In connection with such terminations, each of Drs. Loew and Goodman and Mr. Cutler entered into a separation agreement with the Company pursuant to which, in exchange for their execution of a general release of claims in favor of the Company, such individuals received the severance payments to which they were entitled under their employment agreements with the Company in connection with a termination without cause following a change in control of the Company.

As of the Effective Time, Mr. Hughes was appointed as Chief Executive Officer and Secretary of the Company.

Biographical information about Messrs. Hughes and Sitko is set forth under the captions “Proposal 1—Election of Directors—Nominees to the Board” and “Information About Our Executive Officers” in the XOMA Royalty’s definitive proxy statement on Schedule 14A filed with the SEC on April 15, 2025 and is incorporated herein by reference. Messrs. Hughes and Sitko are not the beneficial owners of any Ordinary Shares of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Transaction Agreement, immediately following the Effective Time, the Memorandum and Articles of Association of the Company were amended in accordance with the resolution approved at the EGM, as set forth on Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On December 5, 2025, the Company issued a press release announcing the consummation of the Acquisition.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1+	Transaction Agreement, dated August 20, 2025, by and among XOMA Royalty Corporation, XRA 5 Corp. and Mural Oncology plc (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed on August 20, 2025).

2.2+	Appendix I to Rule 2.7 Announcement, dated as of August 20, 2025 (incorporated by reference to Exhibit 2.2 to the registrant’s Current Report on Form 8-K on August 20, 2025).

3.1*	Amended Memorandum and Articles of Association of the Company.

99.1*	Press Release of the Company issued on December 5, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+

Certain schedules and annexes have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and annexes upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any annexes or schedules so furnished.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mural Oncology plc

Date: December 5, 2025	By:	/s/ Owen Hughes
Owen Hughes
Chief Executive Officer and Secretary